UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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LUCID DIAGNOSTICS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LUCID DIAGNOSTICS INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

NOTICE

OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2026

To the Stockholders of Lucid Diagnostics Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Lucid Diagnostics Inc., a Delaware corporation (the “Company”), will be held on June 24, 2026 at 11:00 a.m., Eastern time. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/luciddx/2026. Please see “Questions and Answers” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the following purposes:

1.	to elect three members of the Company’s board of directors (the “Board”) as Class B directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.	to approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 300,000,000 shares to 400,000,000 shares (the “Authorized Capital Proposal”);

3.	to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accounting firm for the year ending December 31, 2026 (the “Accountant Ratification Proposal”); and

4.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on April 27, 2026, as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet by following the instructions in these proxy materials. If you requested a physical copy of these proxy materials, you may also submit a proxy by completing, signing and dating the accompanying proxy card and returning it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

April 30, 2026

New York, New York

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 24, 2026:

The Company’s Proxy Statement and Annual Report are available at http://www.cstproxy.com/luciddx/2026.

LUCID DIAGNOSTICS INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2026

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 24, 2026, at 11:00 a.m., Eastern time, and any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/luciddx/2026. Please see the “Questions and Answers” below for more details.

The Company’s annual report for the fiscal year ended December 31, 2025 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed or made available to stockholders beginning on or around April 30, 2026 in connection with the solicitation of proxies by the Board.

QUESTIONS AND ANSWERS

When and where will the meeting take place?

The Annual Meeting will be held on June 24, 2026, at 11:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct an in-person annual meeting of stockholders in 2026.

Stockholders participating in the Annual Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Annual Meeting, virtual attendees will be able to:

●	vote via the Annual Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Annual Meeting via the Annual Meeting webcast.

Stockholders may submit questions or comments during the meeting through the Annual Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are three proposals being presented for stockholder vote at the Annual Meeting:

●	the election of three members of the Board as Class B directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (referred to herein as the “Director Election Proposal”);

●	the approval of an amendment to the Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 300,000,000 shares to 400,000,000 shares (referred to herein as the “Authorized Capital Proposal”); and

●	the ratification of the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2026 (referred to herein as the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the management nominees in the Director Election Proposal;

●	“FOR” the Authorized Capital Proposal; and

●	“FOR” the Accountant Ratification Proposal.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Company uses the internet as the primary means of furnishing proxy materials to stockholders. The Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to its stockholders with instructions on how to access the proxy materials online at www.cstproxy.com/luciddx/2026 or request a printed copy of the materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. The Company encourages stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of the Company’s annual meetings and reduce the Company’s printing and mailing costs.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, April 27, 2026, are entitled to vote at the Annual Meeting. Holders of the Company’s common stock have one vote for each share that they own on such date. As of the record date, 195,253,423 shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards). Shares of the Company’s Series B-1 convertible preferred stock (“Series B-1 Preferred Stock” or “Preferred Stock”) will be converted in full into shares of the Company’s common stock on May 6, 2026, in accordance with their terms, and therefore the holders of the Preferred Stock will not be entitled to vote at the Annual Meeting.

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Annual Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Annual Meeting. You may attend the Annual Meeting and vote via the Annual Meeting webcast.

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●	By Proxy via the Internet. You may vote by proxy via the Internet. Your Notice of Internet Availability or proxy card provides instructions for accessing the website through which you may submit a proxy via the Internet.

●	By Proxy via the Mail. If you requested printed copies of the proxy materials, you may vote by proxy via the mail by completing the included proxy card and returning it in the postage-paid return envelope.

Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Annual Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth below for attending the Annual Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the management nominees in the Director Election Proposal, “FOR” the Authorized Capital Proposal, and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting. To attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/luciddx/2026, enter the control number you received on your Notice of Internet Availability or proxy card, and log into the meeting site using your control number.

Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Continental Stock Transfer no later than 4:00 p.m. on June 12, 2026.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is 2482021#. You will not be able to vote or submit questions unless you log in to the Annual Meeting webcast as described above.

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What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, your bank, broker or other nominee generally may vote on routine matters but may not vote on non-routine matters. If your bank, broker or other nominee does not receive instructions from you on how to vote your shares on a non-routine matter, your bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The Company expects that the Director Election Proposal will be considered a non-routine matter. If it is treated as a non-routine matter, as expected, broker non-votes may occur with respect to this proposal. The Company expects that the Authorized Capital Proposal and the Auditor Ratification Proposal will be considered routine matters. If they are treated as a routine matters, as expected, broker non-votes should not occur with respect to these proposals.

How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting via the Annual Meeting webcast. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke a stockholder’s proxy. Stockholders may send written notice of revocation to the Secretary, Lucid Diagnostics Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

Beneficial Owners. Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. Shares subject to abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, as described above, a “broker non-vote” may occur with respect to shares held in street name when the bank, broker or other nominee has not received instructions from the beneficial owner as to how the shares are to be voted on a non-routine matter and does not have discretionary authority to vote such shares on the matter. The shares subject to a proxy which are not being voted on a particular non-routine matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares may be present and entitled to vote on other matters (including routine matters), in which case the shares will count as present for purposes of determining the existence of a quorum. If the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, however, the shares will not be counted as present for purposes of determining the existence of a quorum.

How many votes are required to approve each proposal?

Director Election Proposal. Election of a nominee in the Director Election Proposal requires the affirmative vote of a plurality of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” their election (up to the number of directors to be elected) are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

Authorized Capital Proposal. Approval of the Authorized Capital Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. However, if banks, brokers and other nominees have discretionary authority to vote on this proposal, as expected, there should not be any broker non-votes with respect to this proposal.

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Accountant Ratification Proposal. The Accountant Ratification Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. However, if banks, brokers and other nominees have discretionary authority to vote on this proposal, as expected, there should not be any broker non-votes with respect to this proposal. The results of the Accountant Ratification Proposal are advisory and non-binding on the Board.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Annual Meeting?

Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the matters to be presented at the Annual Meeting. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement.

The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

Lucid Diagnostics Inc.

360 Madison Avenue, 25th Floor

New York, New York 10017

Attention: Secretary

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THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Stanley N. Lapidus and Jacque J. Sokolov, M.D., whose terms expire at the 2028 annual meeting of stockholders, three directors in Class B, James L. Cox, M.D., John R. Palumbo, and Ronald M. Sparks, whose terms expire at the Annual Meeting, and three directors in Class C, Lishan Aklog, M.D., Dennis A. Matheis, and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders.

At the Annual Meeting, the Company’s stockholders will elect three Class B directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is nominating James L. Cox, M.D., John R. Palumbo, and Ronald M. Sparks, each a current Class B director, for re-election as the Class B directors. Biographical information about the nominees can be found in “Directors, Executive Officers and Corporate Governance” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

PAVmed Inc. (“PAVmed”), the Company’s parent, will vote in favor of the management nominees for director.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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THE AUTHORIZED CAPITAL PROPOSAL

On April 20, 2026, the Board unanimously adopted and declared the advisability of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 300,000,000 shares to 400,000,000 shares. The Board further directed that this amendment be considered at the next annual meeting of stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the Company’s Certificate of Incorporation will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the Annual Meeting.

Description of the Amendment to the Certificate of Incorporation

If the amendment to the Company’s Certificate of Incorporation is approved, the Board will be authorized to issue the additional shares of common stock, in its discretion, without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of common stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock the Company is presently authorized to issue. Holders of the Company’s common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once the Company’s debts and any liquidation preference owed to any then-outstanding preferred stockholders are paid. The Company’s common stockholders have no conversion, preemptive or other subscription rights, and no liquidation preference, and there are no sinking fund or redemption provisions applicable to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

The Company’s Certificate of Incorporation also authorizes the Company to issue 20,000,000 shares of preferred stock, of which approximately 10,134 shares of Series B-1 Preferred Stock were issued and outstanding as of April 27, 2026.

Reasons for the Amendment to the Certificate of Incorporation

As of April 27, 2026, 195,253,423 shares of the common stock were issued and outstanding (inclusive of shares underlying unvested restricted stock awards). In addition, as of such date 79,392,613 shares of common stock were reserved for issuance pursuant to the Company’s outstanding options, convertible notes and preferred stock and 2,591,587 shares of common stock were reserved for issuance pursuant to (and not subject to awards under) the Company’s equity compensation and employee stock purchase plans. See “Description of Common Stock” below.

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. The authorization of additional shares of common stock will enable the Company to meet its obligations under its outstanding options, warrants and convertible securities, and its equity compensation plans, while retaining flexibility to respond to future business needs and opportunities. For example, the additional shares may be used for additional equity awards to the Company’s employees, for financing the Company’s business, for acquiring other businesses, or for forming strategic partnerships and alliances. The Company explores opportunities for strategic transactions that could result in the issuance of common stock, including equity capital raises, as they arise or as the Company’s needs require. Although the Company frequently reviews various transactions, the Company has no current agreement or commitment to issue additional shares of its common stock, except for issuances of common stock upon the exercise of its outstanding options, the conversion of its outstanding convertible notes and preferred stock, interest payments on the outstanding convertible notes, and dividends on its outstanding shares of preferred stock.

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The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. See “Description of Common Stock” below. It may also adversely affect the market price of the common stock. However, if the issuance of additional shares of common stock allows the Company to pursue its business plan and grow its business, the market price of the common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the Company’s Certificate of Incorporation has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Required Vote and Recommendation

Approval of the Authorized Capital Proposal the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the Authorized Capital Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

PAVmed, the Company’s parent, will vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED CAPITAL PROPOSAL.

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THE ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed CBIZ to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

CBIZ has served as the Company’s independent registered public accounting firm since the fiscal year ended December 31, 2025. Prior to that time, since the fiscal year ended December 31, 2019, Marcum LLP (“Marcum”) had served as the Company’s independent registered public accounting firm. On November 1, 2024, CBIZ acquired the attest business of Marcum. Solely as a result of the acquisition, on April 23, 2025, Marcum resigned as the Company’s independent registered public accounting firm and, with the approval of the audit committee of the Company’s board of directors, CBIZ was engaged as the Company’s independent registered public accounting firm.

While stockholder ratification of the Board’s decision to retain CBIZ is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

CBIZ has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of CBIZ will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2025 and 2024 by CBIZ, the Company’s principal accountants from and after April 23, 2025, and Marcum, the Company’s principal accountants prior to April 23, 2025.

	Year Ended December 31,
	2025	2024
Marcum LLP
Audit Fees (1)	$—	$519,000
Audit-Related Fees (2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
CBIZ CPAs P.C.
Audit Fees (1)	490,000	—
Audit-Related Fees (2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$490,000	$519,000

(1)	Audit fees consist of fees billed for professional services by the Company’s independent registered public accounting firm for audits and quarterly reviews of the Company’s consolidated financial statements during the years ended December 31, 2025 and 2024 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

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(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

Information Related to the Change in Independent Registered Public Accounting Firms

The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 23, 2025, the date of Marcum’s resignation, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 23, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or regarding the type of audit opinion that might be rendered by CBIZ CPAs on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Required Vote and Recommendation

Approval of the Accountant Ratification Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

PAVmed, the Company’s parent, will vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ACCOUNTANT RATIFICATION PROPOSAL.

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DESCRIPTION OF COMMON STOCK

In the discussion that follows, the Company has summarized selected provisions of the Company’s Certificate of Incorporation and bylaws and the Delaware General Corporation Law (the “DGCL”), as they relate to the Company’s common stock. This summary is not complete. This summary is subject to the relevant provisions of the DGCL and is qualified in its entirety by reference to the Company’s Certificate of Incorporation and bylaws. Please read the provisions of the Company’s Certificate of Incorporation and bylaws as currently in effect for provisions that may be important to you.

General

The Company is authorized to issue 300,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of April 27, 2026, 195,253,423 shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards). In addition, as of such date:

●	12,299,585 shares of our common stock issuable upon exercise of our outstanding stock options, at a weighted average exercise price of $1.57 per share;

●	13,294,267 shares of our common stock were issuable on March 13, 2026, upon conversion in full of, and in payment of final dividends on, the Series B Convertible Preferred Stock, or the “Series B Preferred Stock,” but are held in abeyance by us as a result of the beneficial limitations contained in the Series B Preferred Stock;

●	an estimated 16,823,761 shares of our common stock issuable upon conversion of, and in payment of dividends on, our outstanding Series B-1 Preferred Stock, assuming that the Preferred Stock remains outstanding until its automatic conversion date (May 6, 2026) and all dividends on the Preferred Stock payable in shares of our common stock are paid in full (without taking into account the beneficial ownership limitation set forth therein); and

●	an estimated 36,975,000 shares of our common stock issuable upon conversion of, and in payment of interest on, the Company’s Convertible Secured Promissory Notes issued in November 2024 (the “2024 Convertible Notes”), assuming that the notes are converted in full on their maturity date and the maximum number of shares permitted under the notes to be issued in payment of interest are so issued (without taking into account the limitations on conversion set forth therein).

In addition, as of April 27, 2026, 929,500 shares of our common stock were reserved for issuance, but not subject to outstanding stock-based equity awards, under our Amended and Restated 2018 Long-Term Incentive Equity Plan, or the “2018 Plan,” and 1,662,087 shares of our common stock were reserved for issuance, but not yet issued, under our Employee Stock Purchase Plan, or the “ESPP.” The number of shares available under the 2018 Plan will automatically increase on January 1st of each year, through (and including) January 1, 2032, in an amount equal to 6% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, unless our board of directors provides for a lesser amount. Similarly, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, through (and including) January 1, 2032, in an amount equal to the lesser of (a) 2% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, and (b) 1,000,000 shares, unless our board of directors provides for a lesser amount.

Furthermore, (i) we are party to a management services agreement with PAVmed, pursuant to which PAVmed may elect to receive payment of the monthly fee under the management services agreement in cash or in shares of our common stock, with such shares valued at a price based on the current market price (under the terms of PAVmed’s convertible debt, it is required to elect that these payments be made in cash); and (ii) we are party to a payroll and benefits expense reimbursement agreement with PAVmed, pursuant to which PAVmed will pay certain payroll and benefit-related expenses on our behalf and we will reimburse PAVmed on a quarterly basis or at such other frequency as the parties may determine, in cash or, subject to approval by our board of directors and the board of directors of PAVmed, in shares of our common stock, or in a combination of cash and shares, with any such shares valued at a price based on the current market price. We also are party to a Sales Agreement with Maxim Group LLC (“Maxim”), pursuant to which we may offer and sell up to $25,000,000 in shares of our common stock in an “at the market offering” program.

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Common Stock

Holders of the Company’s common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once the Company’s debts and any liquidation preference owed to any then-outstanding preferred stockholders are paid. The Company’s common stockholders have no conversion, preemptive or other subscription rights, and no liquidation preference, and there are no sinking fund or redemption provisions applicable to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

Preferred Stock

The Board has the authority, without further action by the Company’s stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, and sinking fund terms, any or all of which may be greater than the rights of common stock. The issuance of preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon the Company’s liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change in control of the Company or other corporate action.

Series B-1 Preferred Stock

As of April 27, 2026, 10,134 shares of Series B-1 Preferred Stock were issued and outstanding. The Series B-1 Preferred Stock is senior to the common stock and any other class of the Company’s capital stock that is not by its terms senior to or pari passu with the Series B-1 Preferred Stock. The Series B-1 Preferred Stock is a voting security (subject to applicable ownership limitations).

Each share of Series B-1 Preferred Stock is convertible at the option of the holder, subject to certain beneficial ownership limitations into such number of shares of the Company’s common stock, equal to the number of Series B-1 Preferred Shares to be converted, multiplied by the stated value of $1,000 (the “Stated Value”), divided by the conversion price in effect at the time of the conversion. The current conversion price is $ 0.7228, subject to adjustment in the event of stock splits, stock dividends, and similar transactions. The Series B-1 Preferred Stock is convertible into shares of our common stock at any time at the option of the holder, and automatically converts into shares of the Company’s common stock on May 6, 2026, the second anniversary of its issuance, at the then current conversion price.

Each holder of Series B-1 Preferred Stock (i) was entitled to receive, and did receive, a dividend on or about May 6, 2025 equal to 20% of the number of shares of common stock issuable upon conversion of the Series B-1 Preferred Stock then held by such holder on May 6, 2025, and (ii) will be entitled to receive a dividend on or about May 6, 2026 equal to a number of shares of common stock equal to 20% of the number of shares of Common Stock issuable upon conversion of the Series B-1 Preferred Stock then held by such holder on May 6, 2026. A holder that voluntarily converts its Series B-1 Preferred Stock prior to May 6, 2026 will not receive the dividend that accrues on such date with respect to such converted Series B-1 Preferred Stock. The holders of the Series B-1 Preferred Stock also will be entitled to dividends equal, on an as-if-converted to shares of common stock basis, to and in the same form as dividends actually paid on shares of the common stock when, as, and if such dividends are paid on shares of the common stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (or any Deemed Liquidation Event as defined in the Certificate of Designation for the Series B-1 Preferred Stock), the holders of shares of Series B-1 Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of common stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series B-1 Preferred Stock been converted into common stock immediately prior to such event.

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The Company will not effect any conversion of the Series B-1 Preferred Stock, and a holder will not have the right to receive dividends or convert any portion of the Series B-1 Preferred Stock, to the extent that, after giving effect to the receipt of dividends or the conversion, the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% of the Company’s outstanding common stock (or, upon election of the holder, 9.99% of the Company’s outstanding common stock).

The Company and the investors in the offering of the Series B-1 Preferred Stock also executed a registration rights agreement, pursuant to which the Company agreed to file a registration statement covering the resale of the shares of common stock issuable pursuant to the Series B-1 Preferred Stock. The Company filed such registration statement on Form S-3 with the SEC (file number 333-280650), which filing became effective on July 18, 2024, covering the resale of the shares of common stock issuable pursuant to the Series B-1 Preferred Stock.

Dividends

The Company has not paid any cash dividends on its shares of common stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition and will be within the discretion of the Board. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. In addition, the 2024 Convertible Notes contain customary restrictions on the payment of dividends on the Company’s common stock and the Preferred Stock is senior to the common stock in right of payment of dividends. The Company is also required to pay dividends on the Preferred Stock in shares of the Company’s common stock as described above.

Anti-Takeover Provisions

Some provisions of Delaware law, the Company’s certificate of incorporation and bylaws contain provisions that could make it more difficult to acquire the Company by means of a tender offer or a proxy contest or otherwise, or to remove the Company’s incumbent officers and directors.

These provisions of Delaware law, the Company’s certificate of incorporation and bylaws could have the effect of preventing changes in the composition of the Board and management. These provisions may also have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of the Company’s common stock that often result from actual or rumored hostile takeover attempts. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the Company’s best interests, including transactions which provide for payment of a premium over the market price for the Company’s shares.

These provisions are intended to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Board. The Company believes that the benefits of the increased protection of the Company’s ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms.

Delaware Anti-Takeover Statute

The Company is subject to Section 203 of the DGCL, which prohibits persons deemed to be “interested stockholders” from engaging in a “business combination” with a publicly held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board. A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. The Company has not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of the Company may be discouraged or prevented.

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Undesignated Preferred Stock

The ability of the Board, without action by the stockholders, to issue undesignated shares of preferred stock with voting or other rights or preferences as designated by the Board could impede the success of any attempt to change control of the Company. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

Authorized Common Stock

The Company’s authorized but unissued shares of common stock will be available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital and corporate acquisitions. The existence of authorized but unissued shares of common stock also could render more difficult or discourage an attempt to obtain control of a majority of the Company’s common stock by means of a proxy contest, tender offer, merger or otherwise.

Classified Board of Directors

The Board is divided into three classes. The number of directors in each class will be as nearly equal as possible. Directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The existence of a classified board may extend the time required to make any change in control of the Board when compared to a corporation with an unclassified board. It may take two annual meetings for the Company’s stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting. Because the Board is classified and the Company’s Certificate of Incorporation does not otherwise provide, under Delaware law, the Company’s directors may only be removed for cause.

Vacancies on the Board

The Company’s Certificate of Incorporation and bylaws provide that any vacancy occurring on the Board, including by reason of removal of a director, and any newly created directorship may be filled only by a majority of the remaining directors in office. This system of appointing directors may discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company’s company, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

The Company’s bylaws provide advance notice procedures for stockholders seeking to bring business before the Company’s annual meeting of stockholders, or to nominate candidates for election as directors at any meeting of stockholders. The Company’s bylaws also will specify certain requirements regarding the form and content of a stockholder’s notice. These provisions may preclude the Company’s stockholders from bringing matters before the Company’s annual meeting of stockholders or from making nominations for directors at the Company’s meetings of stockholders.

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No Cumulative Voting; Special Meeting of Stockholders

Stockholders will not be permitted to cumulate their votes for the election of directors. Furthermore, special meetings of the Company’s stockholders may be called only by Chief Executive Officer, the Company’s President, the Board, or a majority of the Company’s stockholders.

Exclusive Forum Selection

The Company’s Certificate of Incorporation requires, to the fullest extent permitted by law, subject to limited exceptions, that derivative actions brought in the Company’s name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel in any action brought to enforce the exclusive forum provision. Any person or entity purchasing or otherwise acquiring any interest in shares of the Company’s capital stock shall be deemed to have notice of and consented to the forum provisions in the Company’s Certificate of Incorporation.

Notwithstanding the foregoing, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision provides that the Court of Chancery and the federal district court for the District of Delaware will have concurrent jurisdiction over any action arising under the Securities Act or the rules and regulations thereunder, and the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder or any other claim for which the federal courts have exclusive jurisdiction. To the extent the exclusive forum provision restricts the courts in which the Company’s stockholders may bring claims arising under the Securities Act and the rules and regulations thereunder, there is uncertainty as to whether a court would enforce such provision. Investors cannot waive compliance with the federal securities laws and the rules and regulations promulgated thereunder.

Although the Company believes this provision benefits the Company by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, a court may determine that this provision is unenforceable, and to the extent it is enforceable, the provision may have the effect of discouraging lawsuits against the Company’s directors and officers and increasing the cost to stockholders of bringing such lawsuits.

Listing of the Common Stock

The Company’s common stock is listed on the Nasdaq Capital Market under the symbol “LUCD.”

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Name	Age	Position
Lishan Aklog, M.D.	60	Chairman and Chief Executive Officer
Dennis M. McGrath	69	Chief Financial Officer
Shaun M. O’Neil	44	President and Chief Operating Officer
Michael A. Gordon	52	General Counsel and Secretary
Victoria T. Lee, M.D.	40	Chief Medical Officer
Stanley N. Lapidus	77	Vice Chairman and Director
James L. Cox, M.D.	83	Director
Dennis A. Matheis	65	Director
John R. Palumbo	75	Director
Jacque J. Sokolov, M.D.	71	Director
Ronald M. Sparks	71	Director
Debra J. White	64	Director

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Stanley N. Lapidus and Jacque J. Sokolov, M.D., whose terms expire at the 2028 annual meeting of stockholders, three directors in Class B, Ronald M. Sparks, James L. Cox, M.D., and John R. Palumbo, whose terms expire at the Annual Meeting, and three directors in Class C, Lishan Aklog, M.D., Dennis A. Matheis and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders.

Executive Officers

Lishan Aklog, M.D. has been the Company’s Chairman and Chief Executive Officer since its inception. Dr. Aklog also has served as Chairman and Chief Executive Officer of the Company’s parent, PAVmed (Nasdaq: PAVM), since its inception in June 2014, and as Executive Chairman of PAVmed’s majority-owned subsidiary, Veris Health Inc., since its inception in May 2021. Dr. Aklog has also served as a co-founding Partner of both Pavilion Holdings Group (“PHG”), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations (“PMI”), a venture-backed medical device incubator, since its inception in 2009. Dr. Aklog previously served as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until its acquisition in October 2012 by AngioDynamics Inc. (Nasdaq: ANGO) for $55 million. Dr. Aklog has been a consultant to Biomet Inc., now Zimmer Biomet (NYSE: ZBH), since 2009. He previously served as a consultant to AngioDynamics, from 2012 to 2016, Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc. from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. Dr. Aklog also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic, St. Jude Medical, Guidant Cardiac Surgery (now, Maquet Cardiovascular) and Cardiovations (then, a division of Johnson & Johnson). Dr. Aklog is an inventor on 13 issued patents and over 30 patent applications, including the core patents of Vortex Medical’s AngioVac system and the patents for a majority of the Company’s products. Prior to entering the medical device industry full-time in 2012, Dr. Aklog was, from 2006 to 2012, Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona. From 2002 to 2006, Dr. Aklog was Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery and Director of Minimally Invasive Cardiac Surgery at Mount Sinai Medical Center in New York. From 1999 to 2002, Dr. Aklog was Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was then awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters. He has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and has been elected to the American Association of Thoracic Surgery. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. He serves as Chairman of the Boston ECG Project Charitable Foundation and the New York Executive Committee of Human Rights Watch. Dr. Aklog received his A.B., magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa. Dr. Aklog received his M.D., cum laude, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Company’s Board of Directors due to his extensive experience in founding and building successful medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

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Dennis M. McGrath has served as the Company’s Chief Financial Officer since its inception. Until the consummation of the Company’s initial public offering, he served as a director of the Company. Mr. McGrath also has served as President of the Company’s parent, PAVmed (Nasdaq: PAVM), since March 2019 (having served as Executive Vice President from March 2017 to March 2019), as PAVmed’s Chief Financial Officer since March 2017, and as a member of the Board of Directors of its majority-owned subsidiary, Veris Health Inc., since its inception in May 2021. Previously, from 2000 to 2017 Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (formerly, Nasdaq: PHMD,), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc. in December 2011, he also served as Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President, and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition, he serves as the audit and compensation committee chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), LivProcess, Inc. (formerly BioVector, Inc.), Citius Pharmaceuticals, Inc (Nasdaq: CTXR) and Citius Oncology, Inc (Nasdaq: CTOR). Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW) and from 2014 to 2024 as a director of Cagent Vascular, Inc. In 2011 Mr. McGrath became a founding member of Intact Vascular, Inc. which was sold to Royal Phillips in 2020. He also serves on the Board of Visitors for Taylor University and as Chairman Emeritus of the Board of Trustees of Manor College.

Shaun M. O’Neil has served as the Company’s President since November 2023 and Executive Vice President and Chief Operating Officer since March 2022. Previously, from July 2018 to March 2022, he served as the Company’s Chief Commercial Officer, where he oversaw the build out of the commercial operations, including sales strategy, market access, clinical support, and national marketing activities. Additionally, Mr. O’Neil was responsible for the negotiation and integration of the acquisition of certain key assets from PacificDx (subsidiary of ResearchDx), a CLIA/CAP certified lab operator, which formed the foundation of the Company’s own laboratory, known as LucidDx Labs. Mr. O’Neil also has served as Executive Vice President and Chief Operating Officer of the Company’s parent, PAVmed (Nasdaq: PAVM), since February 2022. Previously, from July 2018 to February 2022, he served as Chief Commercial Officer and Executive Vice President of Business Development of PAVmed. From June 2011 to June 2018, Mr. O’Neil served in various positions at Angiodynamics (Nasdaq: ANGO). From June 2011 to May 2013, he served as a Product Manager for the Peripheral Vascular Division, overseeing the Thrombus Management portfolio and the marketing lead on the acquisition of Vortex Medical. From May 2013 to June 2014, he served as a Senior Product Manager, Peripheral Vascular and previously serving in a sales leadership role as a Regional Business Manager from June 2014 to July 2018. During his tenure at Angiodynamics, Mr. O’Neil held increasing levels of responsibility, lead due diligence on multiple acquisition targets, managed both up and downstream marketing activities, managed a national team of clinical specialists and a sales team focused on selling to multiple clinical targets, including Interventional Radiology, Interventional Cardiology, Vascular Surgery, and Cardiothoracic Surgery. He was instrumental in launching the AngioVac system which has become the standard of care for minimally invasive removal of undesirable intravascular material from the right side of the heart. From October 2005 to July 2011, Mr. O’Neil held various roles at Aycan Medical Systems where he was responsible for launching multiple novel proprietary solutions, including a vendor neutral DICOM archive and apple based medical imaging post processing station that included multi-modality post-processing workstations with specific focus in Mammography, Nuclear Medicine, Oncology, Vascular Surgery (AAA planning), Dynamic MRI/CT, that included Teleradiology and Dictation services. Mr. O’Neil received his bachelor’s in business administration from Alfred University and master of business administration from Rochester Institute of Technology.

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Michael A. Gordon has served as the Company’s and its parent company PAVmed’s General Counsel and Secretary since May 2022. Previously, from October 2006 to May 2022, he was a member of the corporate department of the law firm Friedman Kaplan Seiler Adelman & Robbins LLP, where he was a partner from January 2013 through May 2022, and a member of the firm’s management committee from January 2019 through May 2022. While at Friedman Kaplan, Mr. Gordon represented PAVmed and Lucid in a range of M&A, financing and other corporate and commercial transactions, and also advised the companies and their boards on corporate governance matters. Prior to joining Friedman Kaplan, Mr. Gordon was a corporate associate with the law firm Cravath Swaine & Moore LLP. Mr. Gordon received his J.D. from Fordham University School of Law, where he graduated magna cum laude in 2004, and his A.B. in Economics from Dartmouth College, where he graduated cum laude in 1996.

Victoria T. Lee, M.D. has served as the Company’s and its parent company PAVmed’s Executive Vice President & Chief Medical Officer since March 2025. Previously from April 2023 to March 2025, Dr. Lee served as the Company’s Chief Medical Officer and Senior Vice President, and from August 2022 to April 2023 she served as the Company’s Vice President of Medical Affairs. Dr. Lee brings extensive experience in clinical affairs and research in the medical technology industry, including in pre-market and post-market clinical trials, collaboration with clinical research organizations and key opinion leaders and oversight of clinical research operations. She has been a frequent collaborator on regulatory submissions to the FDA and European regulatory authorities. She previously served as a physician consultant at McKinsey and Company with a focus on medical policy, resource utilization, and optimizing efficiencies in healthcare. Dr. Lee is a graduate of the University of Washington and NYU Grossman School of Medicine, and completed her training at Harvard and NYU teaching hospitals.

Directors

In addition to Dr. Aklog, the following individuals will serve as directors of the Company immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Stanley N. Lapidus has served as the Company’s lead Strategic Advisor since June 2020 and as the Company’s Vice-Chairman and a member of the Board of Directors since July 2021. Mr. Lapidus is a medical diagnostics pioneer and prominent medical technology advisor who brings more than three decades of experience founding, leading, and advising breakthrough diagnostic companies. He founded and led two noteworthy cancer early detection startup companies, Exact Sciences Corp. (Nasdaq: EXAS) and Cytyc Corp. (Nasdaq: CYTC, acquired by Hologic, Nasdaq: HOLX). Cytyc revolutionized early detection in cervical cancer, preventing countless deaths through its ThinPrep pap test which he invented. Exact Sciences, whose Cologuard test revolutionized early detection in colon cancer, became the fastest growing start-up medical diagnostics company in the history of the industry. Mr. Lapidus serves a Director of Binx Health, a provider of point-of-care diagnostics tests, since January 2018 and Chairman of Mirvie, a maternal-fetal health diagnostic company, since June 2018. He serves on the board of PathAI, an AI-based pathology company, since November 2017. He currently serves as Chairman of Mercy Bioanalytics, a company developing early detection tests for cancer based on exosomes and serves as a director of Droplet Biosciences, a company developing technology for detecting early recurrence of cancer. He has served as an Executive-in-Residence at the University of Colorado Anschutz Medical Campus since November 2017, and as a Co-Founding Pillar of Pillar VC since March 2016. Mr. Lapidus previously served as co-founder, President and Chief Executive Officer of SynapDx, a diagnostic company focused on laboratory tests for autism, from June 2009 to December 2016, and Helicos BioSciences Corp., a DNA sequencing company, from 2003 to 2010. He founded Exact Sciences and served as President & Chief Executive Officer and then Chairman from 1995 to 2006. He founded Cytyc Corp. and served as President from 1987 to 1994. Mr. Lapidus received his B.S. in Electrical Engineering from the Cooper Union in New York City. He served as an instructor at the Massachusetts Institute of Technology from 2002 to 2017, was elected as a Fellow of the American Institute of Medical and Biological Engineering in 2014 and is an inventor on 37 US patents. The original prototypes of his ThinPrep invention are part of the collection of historically significant objects at the Smithsonian’s National Museum of American History. The Company believes Mr. Lapidus is well-qualified to serve on the Board of Directors due to his extensive experience in founding and building diagnostic companies, his recognition as a thought leader and innovator as a diagnostic and medical device entrepreneur and his widespread relationships in the healthcare and diagnostic communities.

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James L. Cox, M.D. has served as a director since January 2015. Dr. Cox also served as a member of the board of directors of the Company’s parent PAVmed from January 2015 through September 2024 (and he remains a consulting to PAVmed). Dr. Cox is a cardiac surgeon, scientific investigator and medical device entrepreneur who pioneered the field of surgical intervention for cardiac arrhythmias, including the eponymous Cox-Maze procedure for the treatment of atrial fibrillation. In January 2017, he became the Surgical Director of the Center for Heart Rhythm Disorders at the Bluhm Cardiovascular Institute and the Visiting Professor of Surgery at the Feinberg School of Medicine at Northwestern University. In September 2018, he was appointed as full-time Professor of Surgery at the Feinberg School of Medicine at Northwestern University. From 1983 to 1997, Dr. Cox served as Professor of Surgery and Chief of the Division of Cardiothoracic Surgery at Washington University School of Medicine and Cardiothoracic Surgeon-in-Chief at Barnes Hospital in St. Louis. During this tenure, he became the first Evarts A. Graham Professor of Surgery and Vice-Chair of the Department of Surgery. From 2005 to December 2016, Dr. Cox was the Emeritus Evarts A. Graham Professor of Surgery at Washington University in St. Louis. Dr. Cox was also previously Professor and Chairman of the Department of Thoracic and Cardiovascular Surgery at Georgetown University Medical Center and Associate Professor of Surgery at Duke University Medical Center. Dr. Cox has had a distinguished and highly productive academic career. He has published over 400 peer-reviewed scientific articles and has served on the editorial boards of over 20 medical and surgical journals, including Circulation, the Journal of Thoracic and Cardiovascular Surgery, the Annals of Surgery, and the Journal of Electrophysiology. His laboratory has received continuous NIH funding for its research on the surgical treatment of cardiac arrhythmias. Dr. Cox has served in leadership positions at numerous professional organizations. He was the 81st President of the American Association of Thoracic Surgery, Chairman of the Residency Review Committee for Thoracic Surgery, and a director of the American Board of Thoracic Surgery. He has been invited to lecture and/or perform surgery over 700 times and in over 30 countries as a visiting professor around the world. He has received numerous awards and honors for his clinical and scientific work, most notably as one of 30 “Pioneers in Thoracic and Cardiovascular Surgery” at a ceremony commemorating the 50th anniversary of the specialty (2000). He is the only person to ever receive the Distinguished Scientist Awards from the Heart Rhythm Society, the Society of Thoracic Surgeons, and the American Society for Thoracic Surgery. Dr. Cox is the 2020 recipient of the Jacobson Innovation Award from the 82,000-member American College of Surgeons, the highest honor awarded by that organization which is awarded to only one American surgeon annually. Dr. Cox holds over 30 issued patents. He has been instrumental in the development of six medical device companies, including Epicor Medical, which was acquired by St. Jude Medical in 2004 for $200 million, and 3F Therapeutics (co-founder and board member), which was acquired in 2006 by ATS Medical for $40 million, ATS Medical (Medical Director), which was acquired by Medtronic in 2010 for $370 million, Harpoon Medical (board member), which was acquired by Edwards LifeSciences in 2017 for $250 million, and SentreHEART (board member) which was acquired in 2019 by Atricure for $300 million. Dr. Cox has served on numerous scientific advisory boards, including Medtronic, St. Jude Medical, Atricure, SentreHEART and CorMatrix, and has served on the Board of Directors of 6 different companies. He is also the Founder and Chairman of the Board of Directors of the World Heart Foundation, a not-for-profit organization devoted to improving access to cardiac surgery, which was active in over 75 developing countries around the world from 2000 to 2012. Dr. Cox received his general and cardiothoracic surgical training at Duke University School of Medicine, during which time he spent two years in the U.S. Army Medical Corps. Dr. Cox received his M.D. from the University of Tennessee, where he received the Alpha Omega Alpha Distinguished Graduate Award as the outstanding student in his class. The Company believes Dr. Cox is well-qualified to serve on the Board due to his distinguished career as a world-renowned cardiac surgeon and scientific investigator, his recognition as a thought leader and innovator both as a surgeon and medical device entrepreneur, his extensive experience in the medical device industry and his widespread relationships in all segments of the healthcare community.

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Dennis A. Matheis has served as a member of the Board since May 2024. Mr. Matheis has spent over 30 years in senior leadership roles within the healthcare industry, previously serving as Executive Vice President of Sentara Healthcare and President of Sentara Health Plans (SHP) before transitioning to President & Chief Executive Officer. During his nearly five-year tenure as President of SHP, Mr. Matheis led the largest health plan acquisition in Sentara’s history, resulting in more than 400,000 new health plan members and nearly 1,300 employees joining the organization. Prior to joining Sentara, Mr. Matheis spent 13 years in leadership roles at Anthem, Inc. He served as President of Anthem’s Central Region and Exchanges, encompassing six states and representing $12 billion in annual revenue. Under his leadership, Anthem’s Central Region achieved significant membership growth and strong financial results.Previously, he served in senior leadership roles at Anthem Blue Cross and Blue Shield of Missouri, CIGNA Healthcare and Humana Health Plan, as well as Advocate Health Care in Chicago. Matheis serves as Co-Chair of the Hampton Roads Executive Roundtable. He also serves on the Board of Directors of the Virginia Foundation for Independent Colleges (VFIC) and DarioHealth (Nasdaq: DRIO). Additionally, he serves on the Board of Directors and Executive Committee of America’s Health Insurance Plans (AHIP) as well as on the Governor’s Advisory Committee on Revenue Estimates (GACRE). Mr. Matheis earned his B.S. in Accounting from the University of Kentucky and practiced as a Certified Public Accountant before entering the healthcare industry. The Company believes Mr. Matheis is well-qualified to serve on the Board due to his extensive experience as a senior executive at companies within the health insurance and healthcare industries and his strong relationship in healthcare communities.

John R. Palumbo has served as a member of the Board since September 2025. Mr. Palumbo’s healthcare executive career has spanned 39 years, during which he launched two early-stage companies through IPOs, guided scale focused companies to successful growth and control transactions and led transformation initiatives for large Fortune 100 companies. For the past 15 years, he has served as Board Chairman, Member and Senior Advisor to strategic- and institutional-backed healthcare AI technology, tech enabled service platforms and medical device companies committed to clinical and technological innovation. In this capacity he helps companies, leadership teams, and CEOs create and sustain a high-performance culture, scalable go to market strategies and aligned operating processes driving customer and shareholder value. Mr. Palumbo held leadership positions Cencora (formerly AmerisourceBergen) where his Provider business unit, along with the consulting and technology companies, grew from $17 billion to $39 billion in six years implementing a transformative go to market strategy while delivering a 17% operating margin CAGR during that period. He led the National Health Services and then assumed leadership of the Outsourcing Services division of Shared Medical Systems, the leading HIT company at that time, where the share capture and growth performance was instrumental in the acquisition of SMS by Siemens in 2000. Mr. Palumbo also has held leadership positions at two early-stage companies through their IPOs. He also served as Chief Operating Officer at Allscripts, where he helped lead it from a physician dispensing cabinet business to one of the first EMR healthcare technology companies, and as President of I-trax (now Premise Health), where he helped develop the company into the industry leader of on-site primary care, closed door pharmacy and population health services for large employers throughout the Untied States. Mr. Palumbo currently serves on the boards of PM Pediatrics, the leading pediatric urgent care company in the United States, Qless, a global leader in resource optimization technology and workforce optimization, and DarioHealth (Nasdaq: DRIO). He also was a Senior Fellow at the Thomas Jefferson School of Population Health from 2007 through 2014, served on the American College of Healthcare Executive Ethics Committee from 2006 through 2010 and was a Senior Advisor for Bryant Park Capital from 2010 through 2022. Mr. Palumbo was designated for appointment by certain of the holders of the 2024 Convertible Notes. Under the agreements governing the sale of the Convertible Notes, such holders have the collective right to designate one individual to be appointed to the Company’s board of directors, subject to certain limitations and subject to the policies and procedures of the Company’s nominating and corporate governance committee. Mr. Palumbo receives no compensation from such holders. The Company believes Mr. Palumbo is well-qualified to serve on the Board due to his extensive experience and leadership through positions held over his career with growth stage companies, in particular in the healthcare industry.

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Jacque J. Sokolov, M.D. has served as a member of the Board since April 2021. He co-founded and has served Chairman and Chief Executive Officer of SSB Solutions, Inc., a diversified healthcare management, development, and financial services company, since its inception in 1997. Following his formal training as an academic cardiologist, Dr. Sokolov has had the opportunity to serve as board director, corporate officer, and advisor, in multiple healthcare sectors including health plans, large employers, hospitals and hospital systems, physician practice management organizations, group practices, clinically integrated and accountable care organizations (CIOs/ACOs), life sciences companies, as well as private equity and venture capital firms. He started his career as Vice President for Healthcare and Chief Medical Officer for Southern California Edison Corporation (NYSE: EIX). Dr. Sokolov currently serves or has served in multiple board capacities for public and private companies, including Hospira (NYSE: HSP), MedCath (Nasdaq: MDTH), and PhyAmerica (NYSE: ERDR), Veterans Accountable Care Group (VACG), GlobalMed, SMG Holding Company, MyHealthDirect, NeuLife Neurological Services LLC (NeuLife), IntelaTrak, PCA Holdings, Calviri and SSB Solutions/HCDG, as well as non-profit organizations, including Phoenix Children’s Hospital, The Health Futures Council at ASU, The National Health Foundation, the American College of Medical Quality, the National Fund for Medical Education, the National Business Group on Health and the White House Health Project. He has worked with over one hundred healthcare companies to develop value-based solutions in evolving markets including multiple health insurance plans, physician organizations, and government entities. The Company believes Dr. Sokolov is well-qualified to serve on the Board due to is to his distinguished career in multiple healthcare sectors, his recognition as a thought leader in healthcare delivery, regulatory compliance, and quality.

Ronald M. Sparks has served as a director since January 2015. Mr. Sparks has more than 42 years of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology, and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer, and a director of Accellent, a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons, and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board due to his executive leadership roles at numerous medical device companies, his history of success in launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

Debra J. White has served as a director since August 2022. She also has served as a member of the board of directors of the Company’s parent, PAVmed (Nasdaq: PAVM), since April 2021. Ms. White is a prominent UK-based global industry executive with broad business leadership experience, including as a chief executive, financial executive, public company director and strategic consultant, in multiple sectors in Europe and the United States, including the healthcare services, molecular genetics and biopharmaceutical industries. Currently she serves as the Chair of The Co-operative Group Limited, a British consumer co-operative with a group of retail businesses, including grocery retail and wholesale, legal services, funerals and insurance, and social enterprise, a position she has held since February 2024. She is also the Senior Independent Director of Spire Healthcare Group plc, the second-largest provider of private healthcare in the United Kingdom. Prior to her role with The Co-op, she served as interim Chief Human Resources Officer of BT Group, plc (OTCMKTS: BTGOF), a British multinational telecommunications holding company with operations in around 180 countries, from October 2021 through December 2022. She has served on the board of directors of Howden Joinery Group PLC (LSE: HWDN), a UK-headquartered FTSE250 multinational building trade supplier with 10,000 employees and over $2 billion in revenue from February 2017 through December 2023, and sat on its Audit, Renumeration and Nominating Committees. She has served as a trustee of Wellbeing of Women, a UK charity which invests in medical research and development of specialist clinicians in women’s health, since March 2013. From September 2020 to March 2021, Ms. White served as a strategic consultant to Oxford Nanopore Technologies Ltd., a UK-based biotechnology company which develops and commercializes DNA/RNA sequencing technologies, advising it on product and go-to-market strategy for its emerging Oxford Nanopore Diagnostics business unit. Early in the COVID-19 pandemic, from March 2020 to July 2020, Ms. White worked with the UK Department of Health and Social Care to help establish COVID-19 testing facilities across the nation. From September 2017 to December 2019, Ms. White served as Group CEO of Interserve Group (LSE: IRV), a UK-headquartered multinational group of support services and construction companies with 75,000 employees and over $4 billion in revenue, during a challenging period which required her to implement complex strategic financing and operational programs prior to its restructuring and sale to its creditors. From January 2004 to August 2017, Ms. White served in various senior executive roles at Sodexo SA (Euronext: SW), a Paris-headquartered multinational diversified services company with 440,000 employees and over $20 billion in revenue, including as Chief Financial Officer and later Chief Executive Officer – Sodexo UK & Ireland, Group Senior VP Strategic Projects, Senior VP and Chief Financial Officer – Sodexo North America, an $8 billion revenue subsidiary, and finally as Executive Board member and Global Chief Executive Officer – Healthcare and Government, two global businesses with a combined 100,000 employees and over $7 billion in revenue. While at Sodexo, she served on its global body that promoted the development of women across the company and was inducted into the Women 1st Top 100 Club, a network of the most influential women in the industry, which highlights the role models and leaders who have achieved success at the highest levels. From 2000 to 2003 she served as a Director at PWC Consulting advising a range of industries, including pharmaceuticals, on integration, financial performance improvement and post-merger integration. From 1987 to 2000, Ms. White served in various financial and strategic roles at AstraZeneca (LSE: AZN) a UK-headquartered, multinational pharmaceutical and biotechnology company, including Head of Finance – Manufacturing, Head of Internal Audit – Zeneca Pharmaceuticals, Controller – Specialty Chemicals, Controller – Corporate Operations and Senior VP Global Merger Integration. She began her career as a senior tax advisor at Arthur Andersen & Co. Ms. White received her master’s degree in Economics from Cambridge University, Cambridge UK. The Company believes Ms. White is well-qualified to serve on the Board due to her extensive executive leadership experience, including financial and strategic roles at numerous global companies, including in healthcare services the life sciences industry, her experience as a public company director, her relationships with financial firms active in Europe and the U.S, her commitment to promoting health during the Covid-19 pandemic and her role as a champion and role model for women executives.

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Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Conflicts of Interest

Certain of the Company’s officers and directors have fiduciary obligations to other companies and organizations engaged in medical device business activities. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the Company’s business.

PAVmed. Certain of the Company’s officers and directors, including Dr. Aklog, Mr. McGrath, Mr. O’Neil, Mr. Gordon, Dr. Lee, Mr. Sparks and Ms. White, also serve as officers and directors of PAVmed, the Company’s parent. PAVmed also operates in the medical device industry. As a result, PAVmed may produce devices that compete directly or indirectly with the Company’s products. The Company’s Certificate of Incorporation includes provisions that delineate the directors’ and officers’ duties, as follows:

●	the Company renounces any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities, that are presented to the Company’s officers, directors, employees or stockholders, or affiliates thereof, who are also officers, directors, employees or stockholders of PAVmed or affiliates thereof (each of whom is referred to herein as “PAVmed Party”) and in which a PAVmed Party may have an interest or expectancy (each of which opportunities is referred to herein as “PAVmed Opportunity”), except as may be prescribed by any written agreement between the Company and PAVmed approved by the Board; and

●	no PAVmed Party will be liable to the Company or its stockholders for monetary damages for breach of any fiduciary duty by reason of a PAVmed Party pursuing or acquiring any PAVmed Opportunity.

The Company and PAVmed have agreed that no PAVmed Party will pursue any opportunity related to commercializing the EsoGuard diagnostic test and the EsoCheck cell collection device or developing and commercializing other products that use or enhance the same underlying technology (“Lucid Business”).

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As a result of the foregoing, a potential business opportunity may be presented by certain members of the Company’s management team to a PAVmed Party prior to its presentation to the Company and the Company may not be afforded the opportunity to engage in such a transaction. In addition, if any PAVmed Party becomes aware of a potential business opportunity that is a PAVmed Opportunity (other than an opportunity relating to Lucid Business), including any such opportunity relating to any other diagnostic test or medical device, he or she will be entitled to present those opportunities to another PAVmed Party prior to presenting them to the Company. Accordingly, any conflicts of interest among the Company and its officers, directors, stockholders, or their affiliates, including PAVmed and certain of its officers and directors, relating to business opportunities may not be resolved in the Company’s favor, and in cases where the business opportunity is a PAVmed Opportunity and it is presented to another PAVmed Party, the Company has waived its right to monetary damages in the event of any such conflict.

Outside Directorships. Certain of our directors serve on the boards or hold officer positions with other companies. Accordingly, each of them may have a fiduciary responsibility as well to these companies to present certain business opportunities within their respective lines of business.

Other Ventures. Dr. Aklog is an affiliate of PHG and PMI. Despite this affiliation, there is no potential conflict with him presenting corporate opportunities to these entities over the Company. PHG is a holding company which holds their stakes in existing entities but does not invest in new companies. Its operating agreement explicitly states that they do not have an obligation to present corporate opportunities to PHG. Similarly, PMI is currently an intellectual property holding company without any ongoing business. Accordingly, they have no fiduciary or contractual obligations to present corporate opportunities or assign intellectual property to either entity.

Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Market and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Drs. Cox and Sokolov, Messrs. Lapidus, Matheis, Palumbo and Sparks and Ms. White is an independent director. The Company’s independent directors together constitute a majority of the Board. The Company’s independent directors hold regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees

During the fiscal year ended December 31, 2025, the Board met eight times and acted by written consent five times. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served that were held during their tenure. The directors are encouraged to attend meetings of stockholders.

The Board has four separately standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee, and the technology, compliance and quality committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee (other than the technology, compliance and quality committee, which is not subject to the Nasdaq rules regarding independence). In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.luciddx.com/corporate-governance.

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Audit Committee

The audit committee consists of Mr. Sparks, Mr. Matheis, Mr. Palumbo, Dr. Sokolov and Ms. White. Each of Mr. Sparks, Mr. Matheis, Mr. Palumbo, Dr. Sokolov and Ms. White is an independent director under the Nasdaq listing standards applicable to members of audit committees and under the definition of “independent” as set forth in Rule 10A-3 of the Exchange Act. During the fiscal year ended December 31, 2025, the audit committee met four times and acted by written consent once. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audit report and the annual financial statements and related notes, and recommending to the Board whether the audited financial statements should be included in the Company’s Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management and the independent auditor risk assessment and risk management policies;

●	evaluating the qualifications, performance and independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	selecting and retaining the independent auditor;

●	setting the compensation of and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting); and

●	establishing procedures for the confidential and anonymous submission, receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Financial Experts on Audit Committee

The Board has determined that each of Mr. Sparks, Mr. Matheis, Mr. Palumbo, Dr. Sokolov and Ms. White qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

As required by the Nasdaq listing standards, the audit committee will at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. In addition, the Company must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of the members of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under the Nasdaq listing standards.

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Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2025 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission. The Board evaluated the performance of CBIZ CPAs P.C. and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Submitted by the Audit Committee:
Ronald M. Sparks
Dennis A. Matheis
John R. Palumbo
Jacque J. Sokolov, M.D.
Debra J. White

Compensation Committee

The compensation committee consists of Mr. Matheis, Mr. Palumbo, Dr. Sokolov and Mr. Sparks. Each of Mr. Matheis, Mr. Palumbo, Dr. Sokolov and Mr. Sparks is an independent director under the Nasdaq listing standards applicable to members of compensation committees. During the fiscal year ended December 31, 2025, the compensation committee acted by written consent 13 times. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s and other named executive officer’s compensation, evaluating the Chief Executive Officer’s and other named executive officer’s performance in light of such goals and objectives and determining and approving the compensation level of the Chief Executive Officer and other named executive officers based on such evaluation;

●	determining the compensation of all of the Company’s other executive officers;

●	reviewing the Company’s executive compensation philosophy and policies;

●	administering or delegating the power to administer the Company’s incentive and equity-based compensation plans;

●	overseeing stockholder communications relating to executive compensation and reviewing and making recommendations with respect to stockholder proposals related to compensation matters;

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the compensation for directors.

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The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. Members of senior management may report on the performance of the Company’s other executive officers and make compensation recommendations to the compensation committee, which will review the compensation recommendations. No named executive officer, including the chief executive officer, shall be present during voting and deliberations relating to such named executive officer’s compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans and employee stock purchase plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee has the authority to retain one or more compensation consultants to assist in the evaluation of executive compensation or other matters. The compensation committee has the sole authority to select, retain and terminate any such consulting firm, to oversee the work of the firm, and to approve the firm’s fees and other retention terms. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

In October 2025, the compensation committee engaged Aon as compensation consultant to the Company. The compensation committee instructed Aon to perform a peer benchmarking analysis for the executive and director compensation. While Aon also provides insurance brokerage services to the Company (for which it receives no fees from the Company), the compensation committee determined that Aon’s work did not raise a conflict of interest.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Ms. White, Dr. Cox and Mr. Sparks, each of whom is an independent director under the Nasdaq listing standards applicable to members of nominating committees. During the fiscal year ended December 31, 2025, the nominating and corporate governance committee met four times and acted by written consent once. The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating and corporate governance committee charter, generally provide that any person to be nominated:

●	is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company;

●	has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise, and has knowledge of the issues affecting the Company; and

●	has high moral and ethical character and would be willing to apply sound, objective, and independent business judgment.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. Though the nominating and corporate governance committee does not have specific guidelines on diversity, it is one of many criteria considered by the nominating and corporate governance committee when evaluating candidates. The nominating and corporate governance committee does not distinguish among nominees recommended by stockholders and other persons.

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The nominating and corporate governance committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating and corporate governance committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating and corporate governance committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

In addition to being responsible for selecting nominees to serve on the Board, the nominating and corporate governance committee is also responsible for evaluating the performance of the Board and for taking on a leadership role in the corporate governance of the Company. This includes, among other things, facilitating annual self-assessments by Board members, making recommendations to the Board regarding Board committee functions, contributions and composition (as well as other corporate governance matters), reviewing the Company’s organizational documents and considering developments regarding corporate best practices and requirements and making recommendations to the Board regarding the same.

Technology, Compliance and Quality Committee

The technology, compliance and quality committee consists of Dr. Sokolov, Dr. Aklog, Dr. Cox, Mr. Lapidus and Mr. Sparks. During the fiscal year ended December 31, 2025, the technology, compliance and quality committee met four times.

The technology, compliance and quality committee is responsible for assisting the Board in its oversight of the development, implementation, and monitoring of the Company’s compliance and quality programs to support an on-going commitment to compliance with laws, regulations, industry standards, the Company’s mission and its technological direction and other issues relating to technological developments. The committee also provides oversight of the Company’s development, application, and protection of science, technology, and innovation. The technology, compliance and quality committee’s duties, which are specified in the Company’s technology, compliance and quality committee charter, include, but are not limited to:

●	defining key compliance and quality risks and potential exposures related to the Company’s business and operations including risk assessment and management steps the Company can take to detect, monitor, and actively manage such potential exposures;

●	reviewing and overseeing the Company’s overall quality strategy and processes in place to monitor, assess, and control product quality and safety;

●	identifying and discussing significant emerging science and technology issues and trends related to the Company’s business and operations; and

●	overseeing the product development programs and development and implementation of technologies in the products and operations of the Company.

Board Leadership Structure and Role in Risk Oversight

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. Mr. Lapidus serves as the lead independent director of the Board. In addition, the independent directors meet in executive session regularly without the presence of management.

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The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession and environmental, social responsibility and sustainability initiatives. The technology, compliance and quality committee oversees matters concerning the compliance and quality aspects of the Company’s activities, as well as developments with respect to emerging technologies that may affect the Company’s business strategy. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

The Board administers its cybersecurity risk oversight function directly through the audit committee. The audit committee has primary responsibility for overseeing our risk assessment and risk management policies (including with respect to cybersecurity matters).  The audit committee regularly discusses with management, counsel, and auditors the Company’s major risk exposures. This includes potential financial impact on the Company and the steps taken to monitor and control those risks. Additionally, the Board is informed regarding the risks facing the Company and coordinates with management and our cybersecurity team to ensure our board receives regular risk assessment updates from management. The Company retains Techneto, Inc. d/b/a CyberTeam (“CyberTeam”), a third party vendor that reports directly to the Company’s president and chief operating officer, to be responsible for identifying, assessing and managing the Company’s risks from cybersecurity threats. CyberTeam has been with the Company since its inception and has over 25 years of experience in cybersecurity. CyberTeam provides the Board and executive leadership team with periodic updates about the Company’s cybersecurity program and material risks. This includes updates on cybersecurity practices, programs, and the status of projects designed to strengthen internal cybersecurity and data protection.

Code of Ethics

The Company has a code of ethics that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at http://ir.luciddx.com/corporate-governance. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Insider Trading Policy; Employee, Officer and Director Hedging

The Company’s directors, officers, employees and consultants are subject to the Company’s insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. The insider trading policy generally prohibits the purchase, sale or trade of the Company’s securities with the knowledge of material nonpublic information. Further, the Company’s directors and officers and certain of its employees and consultants are prohibited from trading in the Company’s securities during quarterly blackout periods, and the Company’s directors, officers, employees and designated consultants must obtain prior written approval before engaging in any trades of our securities.

In addition, the Company’s insider trading policy prohibits short-term trading, short sales, transactions in derivatives of, and hedging of the Company’s securities by its directors, executive officers, employees and designated consultants, and prohibits pledging of the Company’s securities by them.

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The Company’s insider trading policy includes guidelines for Rule 10b5-1 trading plans that permit its directors, officers, employees and consultants to adopt Rule 10b5-1 trading plans. Under these guidelines, 10b5-1 trading plans must be approved in writing by the Company’s Chief Executive Officer and General Counsel, and may only be adopted or modified during an open trading window and only when such individual does not otherwise possess material nonpublic information about the Company.

The foregoing summary of the Company’s insider trading policy does not purport to be complete and is qualified by reference to its insider trading policy, a copy of which can be found as an exhibit to the Annual Report.

The Company’s policy is to comply with all applicable securities laws when transacting in its own securities.

Practices Related to the Grant of Equity Awards

In fiscal year 2025, the Company did not grant to a named executive officer any award of stock options, stock appreciation rights, or similar instruments with option-like features during the period from four business days before to one business day after the filing of any of the Company’s periodic reports on Form 10-Q or Form 10-K, or the filing or furnishing of any Current Report on Form 8-K that disclosed material nonpublic information.

The majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted promptly after service commences or the circumstances giving rise to the award occur. It is our practice to not time grants based on the release of material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Lucid Diagnostics Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers receive no additional compensation for serving as directors. Each of the Company’s non-executive directors receives an annual retainer fee of $50,000 and an additional annual fee for service on committees of the Board, as listed below.

	Chair	Member
Audit Committee	$27,500	$17,500
Compensation Committee	$18,000	$12,500
Nominating and Corporate Governance Committee	$12,500	$7,500
Technology, Compliance and Quality Committee	$20,000	$12,500

Annually, the Company grants each of its non-employee directors an option, having a fair market value of approximately $150,000, to purchase the Company’s common stock (although the most recent annual equity grants, which were issued in February 2025 and 2026, were made in shares of restricted stock, with the same fair market value). The Company also reimburses directors for out-of-pockets costs incurred to attend meetings of the Board and its committees.

The following information reflects the compensation paid by the Company to its non-executive directors for service on the Board. Mr. Sparks and Ms. White also serve as directors of PAVmed, the Company’s parent. The compensation paid by PAVmed to Mr. Sparks and Ms. White for service on PAVmed’s board of directors is set forth in filings made by PAVmed with the SEC.

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The following table sets forth compensation earned during the year ended December 31, 2025 by each director who is not a “named executive officer” (as defined in Item 402(m) of Regulation S-K under the Exchange Act) and served during the year ended December 31, 2025.

	Director	Stock	Option	All Other
Name	Fees(1)	Awards(2)	Awards(2)	Compensation	Totals
Stanley N. Lapidus	$62,500	$168,072	$—	$—	$230,572
James L. Cox, M.D.	$70,000	$168,072	$—	$—	$238,072
Dennis A. Matheis	$85,500	$168,072	$—	$—	$253,572
John R. Palumbo	$21,087	$—	$139,750	$—	$160,837
Jacque J. Sokolov, M.D.	$100,000	$168,072	$—	$—	$268,072
Ronald M. Sparks	$110,000	$168,072	$—	$—	$278,072
Debra J. White	$80,000	$168,072	$—	$—	$248,072

(1)	Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)	The amounts reported under “Stock Awards” and “Option Awards” are the estimated grant date fair value of restricted stock awards and stock options granted during the respective year, with such amount as determined under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718 (“ASC 718”), with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.

The following table presents information as of December 31, 2025 regarding the outstanding restricted stock awards and stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2025.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Stanley N. Lapidus	59,000	—	$3.95	Feb. 17, 2032	—	—
	175,000	—	$1.31	Jan. 30, 2033	—	—
	100,000	50,000	$1.25	Feb. 21, 2034	—	—
	—	—	—	—	112,800	$122,952
James L. Cox, M.D.	—	—	—	—	169,320	$184,559
	59,000	—	$3.95	Feb. 17, 2032	—	—
	175,000	—	$1.31	Jan. 30, 2033	—	—
	100,000	50,000	$1.25	Feb. 21, 2034	—	—
	—	—	—	—	112,800	$122,952
Dennis A. Matheis	140,875	100,625	$1.03	May 6, 2034	—	—
	—	—	—	—	112,800	$122,952
John R. Palumbo	—	215,000	$1.03	Oct. 6, 2035	—	—
Jacque J. Sokolov, M.D.	—	—	—	—	84,660	$92,279
	59,000	—	$3.95	Feb. 17, 2032	—	—
	175,000	—	$1.31	Jan. 30, 2033	—	—
	100,000	50,000	$1.25	Feb. 21, 2034	—	—
	—	—	—	—	112,800	$122,952
Ronald M. Sparks					84,660	$92,279
	59,000	—	$3.95	Feb. 17, 2032	—	—
	175,000	—	$1.31	Jan. 30, 2033	—	—
	100,000	50,000	$1.25	Feb. 21, 2034	—	—
	—	—	—	—	112,800	$122,952
Debra J. White	80,000	—	$2.95	Aug. 1, 2032	—	—
	175,000	—	$1.31	Jan. 30, 2033	—	—
	100,000	50,000	$1.25	Feb. 21, 2034	—	—
	—	—	—	—	112,800	$122,952

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On March 1, 2021, Dr. Cox was granted a restricted stock award of 169,320 shares of common stock of the Company. The restricted stock awards vest in full on May 20, 2027.

On April 21, 2021, Dr. Sokolov was granted a restricted stock award of 84,660 shares of common stock of the Company. The restricted stock award vests in full on May 20, 2027.

On September 20, 2021, Mr. Lapidus was granted a restricted stock award of 169,320 shares of common stock of the Company. The restricted stock award vested as to one-half the shares on September 20, 2022 and vested as to the remaining one-half of the shares on September 20, 2023.

On October 14, 2021, Mr. Sparks was granted a restricted stock award of 84,660 shares of common stock of the Company. The restricted stock award vests in full on May 20, 2027.

On February 18, 2022, each of Mr. Lapidus, Dr. Cox, Dr. Sokolov and Mr. Sparks was granted a ten-year stock option to purchase 59,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vested in 12 quarterly installments commencing on March 31, 2022 and ended on December 31, 2024.

On August 1, 2022, Ms. White was granted a ten-year stock option to purchase 80,000 shares of common stock of the Company at an exercise price of $2.95 per share, which vested in 12 quarterly installments commencing on September 30, 2022 and ended on June 30, 2025.

On January 31, 2023, the Company granted to each of Mr. Lapidus, Dr. Cox, Dr. Sokolov, Mr. Sparks and Ms. White a stock option to purchase 175,000 shares of common stock of the Company at an exercise price of $1.31 per share, with each such stock option grant vesting: (i) one-third on December 31, 2023; and (ii) the remaining vesting ratably on a quarterly basis commencing March 31, 2024 with a final quarterly vesting date of December 31, 2025.

On February 22, 2024, the Company granted to each of Mr. Lapidus, Dr. Cox, Dr. Sokolov, Mr. Sparks and Ms. White a stock option to purchase 150,000 shares of common stock of the Company at an exercise price of $1.23 per share, with each such stock option grant vesting: (i) one-third on December 31, 2024; and (ii) the remaining vesting ratably on a quarterly basis commencing March 31, 2025 with a final quarterly vesting date of December 31, 2026.

On May 7, 2024, the Company granted to Mr. Matheis a stock option to purchase 241,500 shares of common stock of the Company at an exercise price of $1.03 per share, with such stock option grant vesting: (i) one-third on March 31, 2025; and (ii) the remaining vesting ratably on a quarterly basis commencing June 30, 2025 with a final quarterly vesting date of March 31, 2027.

On February 20, 2025, each of Mr. Lapidus, Dr. Cox, Mr. Matheis, Dr. Sokolov, Mr. Sparks and Ms. White was granted a restricted stock award of 112,800 shares of common stock of the Company. The restricted stock award vests in full on May 20, 2028.

On October 6, 2025, the Company granted to Mr. Palumbo a stock option to purchase 215,000 shares of common stock of the Company at an exercise price of $1.03 per share, with such stock option grant vesting: (i) one-third on June 30, 2026; and (ii) the remaining vesting ratably on a quarterly basis commencing September 30, 2026 with a final quarterly vesting date of June 30, 2028.

On February 20, 2026, each of Mr. Lapidus, Dr. Cox, Mr. Matheis, Mr. Palumbo, Dr. Sokolov, Mr. Sparks and Ms. White was granted a restricted stock award of 123,000 shares of common stock of the Company. The restricted stock award vests in full on May 20, 2029.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s named executive officers for the fiscal years ended December 31, 2025 and 2024.

Named Executive Officer/Principal Position	Year	Salary	Stock Awards(2)	Option Awards(2)	Bonus	All Other Compensation	Total
Lishan Aklog, M.D.(1)	2025	$300,000	$447,000	$—	$150,000	$—	$897,000
Chairman of the Board and Chief Executive Officer	2024	$300,000	$412,000	$—	$—	$—	$712,000
Dennis M. McGrath(1)	2025	$225,000	$447,000	$—	$78,750	$—	$750,750
Chief Financial Officer	2024	$225,000	$412,000	$—	$—	$—	$637,000
Shaun M. O’Neil(1)	2025	$300,000	$447,000	$—	$75,000	$—	$822,000
President and Chief Operating Officer	2024	$300,000	$412,000	$—	$—	$—	$712,000
Michael A. Gordon(1)	2025	$250,000	$447,000	$—	$62,500	$—	$759,500
General Counsel and Corporate Secretary	2024	$250,000	$412,000	$—	$—	$—	$662,000

(1)	See “Employment Agreements and Awards” below for a description of the employment arrangements with each named executive officer, including base salary and bonuses.

(2)	The amounts reported under “Stock Awards” and “Option Awards” are the estimated grant date fair value of restricted stock and stock options granted by the Company during the respective year, as presented in “Outstanding Equity Awards at Fiscal Year End” below, with such amount as determined under the provisions of ASC 718 with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such awards. The assumptions made in computing the estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding stock options and restricted stock awards held by the Company’s named executive officers at December 31, 2025.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Lishan Aklog, M.D.	75,000	—	$3.95	Feb. 17, 2032	1,324,400	$1,443,596
Dennis M. McGrath	50,000	—	$3.95	Feb. 17, 2032	1,324,400	$1,443,596
Shaun M. O’Neil	50,000	—	$3.95	Feb. 17, 2032	820,000	$893,800
Michael A. Gordon	200,000	—	$1.93	Jun. 6, 2032	700,000	$763,000

(1)	See “Employment Agreements and Awards” below for a description of the equity awards held by the named executive officers, including the vesting schedules.

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Although the Company does not have a formal policy with respect to the grant of equity incentive compensation awards to the Company’s named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes granting equity incentive compensation to its named executive officers provides a strong link to its long-term performance, creates an ownership culture, and aligns the interests of its named executive officers with the stockholders of the Company. Accordingly, the Board periodically reviews the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive compensation to them in the form of additional stock options, restricted stock awards, and/or other equity incentive awards, and/or other equity incentive awards, in accordance with their respective employment agreements.

401(k) Retirement Plan

The Company does not maintain a retirement plan. However, employees of the Company participate in the retirement plan maintained by PAVmed, the Company’s parent. PAVmed’s retirement plan is described in its proxy materials.

Long-Term Incentive Equity Plan

The Company maintains the 2018 Plan (as defined in “Description of Common Stock” above), a long-term incentive equity plan. The Company may grant stock options, stock appreciation rights, restricted stock awards and other stock-based awards under the 2018 Plan.

A total of 18,342,201 shares were reserved under the 2018 Plan as of December 31, 2025, of which 557,412 shares remained available for future awards. The number of shares available under the 2018 Plan automatically increases on January 1st of each year through (and including) January 1, 2032, in an amount equal to 6% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. On January 1, 2026, pursuant to the foregoing “evergreen” provision, an additional 8,260,980 shares were reserved under the 2018 Plan.

Stock Options. The 2018 Plan provides both for incentive stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the 2018 Plan. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. An incentive stock option may only be granted within a ten-year period of the effective date of the plan, and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year, measured at the date of the grant, may not exceed $100,000. The compensation committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock may not be less than 110% of the fair market value on the date of grant. The compensation committee intends generally to provide that stock options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. Subject to any applicable limitations or conditions in a particular case, including any vesting schedule, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased.

Stock Appreciation Rights. The Company may grant stock appreciation rights under the 2018 Plan in tandem with an option or alone and unrelated to an option. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value (on the date of exercise) equal to the excess fair market value of one share of common stock (on the date of exercise), over the exercise price of the related stock option, if granted in tandem with an option, or over the fair market value of the common stock on the date of grant, if granted alone, multiplied by the number of shares subject to the stock appreciation right.

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Restricted Stock. The Company may award shares of restricted stock under the 2018 Plan either alone or in addition to other awards granted under the 2018 Plan. The compensation committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Other Stock-Based Awards. The Company may grant other stock-based awards under the 2018 Plan, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the 2018 Plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2018 Plan.

In 2025 and 2024, awards covering a total of 4,982,800 and 5,333,000 shares of common stock, respectively, were granted under the 2018 Plan, with 1,200,000 and 1,600,000 of such shares, respectively, subject to awards granted to the Company’s named executive officers.

Employee Stock Purchase Plan

The Company maintains the ESPP (as defined in “Description of Common Stock” above), an employee stock purchase plan. The ESPP provides eligible employees with the opportunity to purchase shares of the Company’s common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. A total of 2,500,000 shares of the Company’s common stock were reserved under the ESPP as of December 31, 2025, of which 904,371 shares remained available for future issuance. The number of shares available for issuance under the ESPP automatically increases on January 1st of each year through (and including) January 1, 2032, in an amount equal to the lesser of (a) 2% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year, and (b) 1,000,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. On January 1, 2026, pursuant to the foregoing “evergreen” provision, an additional 1,000,000 shares were reserved for issuance under the ESPP.

There are two offering periods under the plan each calendar year. Participants in the plan are granted an option to purchase shares of the Company’s common stock at the beginning of each offering period, up to a maximum of $25,000 in shares based on the fair market value at the commencement of the offering period, with purchases occurring on the last trading day of the offering period. In general, all of the Company’s employees are eligible to participate, including the Company’s named executive officers, except that no employee may have the option to purchase shares under the plan to the extent such employee would own or have the right to acquire more than 5% of the combined voting power or value of the Company’s shares as a result of such option and the Company may impose additional limits on share purchases pursuant to the ESPP. Each participant in the plan may authorize a payroll deduction of between 1% and 15% of the employee’s salary, and, except for the Company’s executive officers, may participate in an accompanying Cashless Participation loan program such that they may purchase up to the maximum number of shares per calendar year. Effective as of September 2024, the Company’s compensation committee, in its capacity as administrator under the ESPP, suspended participation in the Cashless Participation loan program, effective immediately, until such that the time the committee determines that it should reinstate the same. As of the date hereof, the Cashless Participation loan program remains suspended, but the ESPP is otherwise active.

Purchases under the plan are made at the lower of 85% of the fair market value on the first day of the offering period and the fair market value on the last day of the offering period.

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In 2025 and 2024, a total of 355,459 and 647,940 shares of common stock were issued under the ESPP for aggregate cash proceeds of $272,242 and $446,970. No named executive officers participated in the ESPP in 2025   or 2024.

Employment Agreements and Awards

Lishan Aklog, M.D.

Dr. Aklog serves as an executive officer of PAVmed, the Company’s parent and a public company that files reports with the Securities and Exchange Commission. Until January 17, 2022, his compensation was paid entirely by PAVmed. On January 17, 2022, the Company entered into an employment agreement with Dr. Aklog to serve as the Company’s Chairman and Chief Executive Officer.

The employment agreement expires on March 15, 2027, and will automatically renew for additional one-year terms, unless either the Company or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $300,000, which amount was increased to $378,986 effective January 1, 2026, and an annual performance bonus of up to 100% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by the Board or the compensation committee of the Board. Dr. Aklog received a discretionary cash bonus of $150,000 from Lucid for the year ended December 31, 2025.

Dr. Aklog has received the following equity awards based on the Company’s common stock:

●	On March 1, 2021, the Company granted to Dr. Aklog 564,400 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On January 7, 2022, in accordance with the employment agreement, the Company granted to Dr. Aklog a restricted stock award covering 60,000 shares of the Company’s common stock. The restricted stock award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 18, 2022, the Company granted to Dr. Aklog a stock option to purchase 75,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

●	On May 7, 2024, the Company granted to Dr. Aklog 400,000 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2025, the Company granted to Dr. Aklog 300,000 shares of restricted stock. The award vests on May 20, 2028, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2026, the Company granted to Dr. Aklog 2,170,000 shares of restricted stock. The award vests on May 20, 2029, subject to acceleration in certain circumstances as discussed below.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan). The unvested stock options are also subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

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The Company may terminate Dr. Aklog’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Dr. Aklog may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. The definition of good reason in the employment agreement includes, among other things, any termination by Dr. Aklog within 60 days following a “change of control” (as such term is defined in the employment agreement). If Dr. Aklog’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Dr. Aklog’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Dr. Aklog from serving as an officer and director of PAVmed.

Dennis M. McGrath

Mr. McGrath serves as an executive officer of PAVmed, the Company’s parent and a public company that files reports with the Securities and Exchange Commission. Until January 17, 2022, his compensation was paid entirely by PAVmed. On January 17, 2022, the Company entered into an employment agreement with Mr. McGrath, who serves as the Company’s Chief Financial Officer.

The employment agreement expires on March 15, 2027, and will automatically renew for additional one-year terms, unless either the Company or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $225,000, which amount was increased to $298,880 effective January 1, 2026, and an annual performance bonus of up to 70% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by the Board or the compensation committee of the Board. Mr. McGrath received a discretionary cash bonus from Lucid of $78,750 for the year ended December 31, 2025.

Mr. McGrath has received the following equity awards based on the Company’s common stock:

●	On March 1, 2021, the Company granted to Mr. McGrath 564,400 shares of restricted stock award. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On January 7, 2022, in accordance with the employment agreement, the Company granted to Mr. McGrath a restricted stock award covering 60,000 shares of the Company’s common stock. The restricted stock award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 18, 2022, the Company granted to Mr. McGrath a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

●	On May 7, 2024, the Company granted to Mr. McGrath 400,000 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2025, the Company granted to Mr. McGrath 300,000 shares of restricted stock. The award vests on May 20, 2028, subject to acceleration in certain circumstances as discussed below.

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●	On February 20, 2026, the Company granted to Mr. McGrath 470,000 shares of restricted stock. The award vests on May 20, 2029, subject to acceleration in certain circumstances as discussed below.

The unvested restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan). The unvested stock options are also subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

The Company may terminate Mr. McGrath’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. McGrath may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. The definition of good reason in the employment agreement includes, among other things, any termination by Mr. McGrath within 60 days following a “change of control” (as such term is defined in the employment agreement). If Mr. McGrath’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Mr. McGrath’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Mr. McGrath from serving as an officer and director of PAVmed.

Shaun O’Neil

Mr. O’Neil serves as an executive officer of PAVmed, the Company’s parent and a public company that files reports with the Securities and Exchange Commission. Until February 22, 2022, his compensation was paid entirely by PAVmed. On February 22, 2022, the Company entered into an employment agreement with Mr. O’Neil, to serve as the Company’s Executive Vice President and Chief Operating Officer. Effective November 6, 2023, Mr. O’Neil was promoted to serve as the Company’s President and Chief Operating Officer.

The employment agreement expires on February 22, 2027, and will automatically renew for additional one-year terms, unless either the Company or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. O’Neil initially earned an annual base salary of $150,000; his annual base salary was increased to $300,000, effective as of December 1, 2023; his annual base salary was further increased to $353,531, effective January 1, 2026. Additionally, Mr. O’Neil’s employment agreement provides for a discretionary annual performance bonus with a target of 70% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. Mr. O’Neil received a discretionary cash bonus from the Company of $75,000 for the year ended December 31, 2025.

Mr. O’Neil has received the following equity awards based on the Company’s common stock:

●	On January 7, 2022, the Company granted to Mr. O’Neil a restricted stock award for 120,000 shares of the Company’s common stock. The restricted stock award vests on May 20, 2027.

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●	On February 18, 2022, the Company granted to Mr. O’Neil a stock option to purchase 50,000 shares of the Company’s common stock at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

●	On May 7, 2024, the Company granted to Mr. O’Neil 400,000 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2025, the Company granted to Mr. O’Neil 300,000 shares of restricted stock. The award vests on May 20, 2028, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2026, the Company granted to Mr. O’Neil 620,000 shares of restricted stock. The award vests on May 20, 2029, subject to acceleration in certain circumstances as discussed below.

The unvested restricted stock award is subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan). The unvested stock options are also subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

The Company may terminate Mr. O’Neil’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. O’Neil may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. If Mr. O’Neil’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Mr. O’Neil’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Michael A. Gordon

Mr. Gordon serves as an executive officer of PAVmed, the Company’s parent and a public company that files reports with the Securities and Exchange Commission. On April 18, 2022, the Company entered into an employment agreement with Mr. Gordon, to serve as the Company’s General Counsel and Secretary.

The employment agreement expires on May 2, 2027, and will automatically renew for additional one-year terms, unless either the Company or Mr. Gordon provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. Gordon earns an annual base salary of $250,000, which amount was increased to $282,240 effective January 1, 2026. Additionally, Mr. Gordon’s employment agreement provides for a discretionary annual performance bonus with a target of 60% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. Mr. Gordon received a discretionary cash bonus from the Company of $62,500 for the year ended December 31, 2025.

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Mr. Gordon has received the following equity award based on the Company’s common stock:

●	On June 7, 2022, the Company granted to Mr. Gordon a stock option to purchase 200,000 shares of the Company’s common stock at an exercise price of $1.93 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of June 30, 2022 and a final vesting date of March 31, 2025.

●	On May 7, 2024, the Company granted to Mr. Gordon 400,000 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2025, the Company granted to Mr. Gordon 300,000 shares of restricted stock. The award vests on May 20, 2028, subject to acceleration in certain circumstances as discussed below.

●	On February 20, 2026, the Company granted to Mr. Gordon 300,000 shares of restricted stock. The award vests on May 20, 2029, subject to acceleration in certain circumstances as discussed below.

The Company may terminate Mr. Gordon’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 30 days’ notice. Mr. Gordon may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. If Mr. Gordon’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Mr. Gordon’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Potential Payments Upon Termination

As indicated above, each of Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon is entitled to a severance payment if his employment is terminated by the Company under specified circumstances. If the Company terminates the employment of any such executive without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his employment agreement with the Company, such executive officer is entitled to severance compensation as follows: he will receive base salary through the date of termination and for a period of 12 months thereafter (or, in the case of Dr. Aklog and Mr. McGrath, for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay.

In addition, the stock options and restricted stock granted to Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon by the Company will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee of the Company may (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, in the event of the sale of all or substantially all of the Company’s assets, a change of control of the Company, or the liquidation of the Company (subject to certain conditions and exceptions), the right to purchase shares in the current offering period of the ESPP will be automatically exercised. Additionally, as indicated above, the shares of restricted stock granted to Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan). Their employment agreements also provided that the stock options and restricted stock awards granted by the Company and Lucid to Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon to the extent not yet vested at such time will become immediately vested in the event of termination after or within 60 days prior to a change of control.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2025, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except the following:

●	John R. Palumbo filed a Form 3 on October 7, 2025 relating to his appointment as a director on September 22, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of April 27, 2026, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 195,253,423 shares of the Company’s common stock outstanding as of April 27, 2026 (inclusive of shares underlying unvested restricted stock awards). Except as otherwise indicated (and except for proxies granted by our executive officers in favor of PAVmed with respect to their voting power in respect of the Company’s common stock they beneficially own), the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	3,711,627	(2)	1.9%
Dennis M. McGrath	1,863,569	(2)	1.0%
Shaun M. O’Neil	1,496,763	(3)	*
Michael A. Gordon	1,200,000	(4)	*
Victoria T. Lee	725,000	(5)	*
Stanley N. Lapidus	683,892	(6)	*
James L. Cox, M.D.	751,620	(7)	*
Ronald M. Sparks	666,960	(8)	*
Jacque J. Sokolov, M.D.	666,960	(9)	*
Debra J. White	603,300	(10)	*
Dennis A. Matheis	949,443	(11)	*
John R. Palumbo	170,857	(12)	*
All directors and executive officers as a group (twelve individuals)	13,489,991		6.9%
5% Stockholders:
PAVmed Inc.	31,302,440	(13)	16.0%

*	Represents less than one percent of class.

(1)	Unless otherwise indicated, the business address of each of the individuals is 360 Madison Avenue, 25th Floor, New York, New York 10017. Includes persons known to the Company to be beneficial owners of 5% of more of the Company’s common stock, based solely on schedules and reports filed with the SEC with respect to such persons’ beneficial ownership of PAVmed common stock.

(2)	Includes: (i) 1,024,400 shares subject to restricted stock awards granted under the 2018 Plan to each of Dr. Aklog and Mr. McGrath with a single vesting date of May 20, 2027; (ii) 300,000 shares subject to a restricted stock award granted under the 2018 Plan to each of Dr. Aklog and Mr. McGrath with a single vesting on May 20, 2028; (iii) 2,170,000 and 470,000 shares subject to restricted stock awards granted under the 2018 Plan to Dr. Aklog and Mr. McGrath, respectively; (iv) 75,000 and 50,000 shares subject to stock options granted under the 2018 Plan to Dr. Aklog and Mr. McGrath, respectively, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026; and (v) 142,227 shares and 19,169 shares of Lucid common stock distributed by PAVmed on February 15, 2024 to Dr. Aklog and Mr. McGrath, respectively, representing their share of the shares of Lucid common stock distributed by PAVmed to its shareholders on such date.

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(3)	Includes: (i) 520,000 shares subject to restricted stock awards granted under the 2018 Plan to Mr. O’Neil with a single vesting date of May 20, 2027; (ii) 300,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. O’Neil with a single vesting on May 20, 2028; (iii) 620,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. O’Neil with a single vesting on May 20, 2029; (iv) 50,000 shares subject to stock options granted under the 2018 Plan to Mr. O’Neil, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026; and (v) 6,763 shares of Lucid common stock distributed by PAVmed on February 15, 2024 to Mr. O’Neil, representing their share of the shares of Lucid common stock distributed by PAVmed to its shareholders on such date.

(4)	Includes (i) 400,000 shares subject to restricted stock awards granted under the 2018 Plan to Mr. Gordon with a single vesting date of May 20, 2027; (ii) 300,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Gordon with a single vesting on May 20, 2028; (iii) 300,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Gordon with a single vesting on May 20, 2029; and (iv) 200,000 shares subject to stock options granted under the 2018 Plan to Mr. Gordon, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026.

(5)	Includes (i) 200,000 shares subject to restricted stock awards granted under the 2018 Plan to Dr. Lee with a single vesting date of November 6, 2027; (ii) 150,000 shares subject to a restricted stock award granted under the 2018 Plan to Drs. Lee with a single vesting on May 20, 2028; (iii) 300,000 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Lee with a single vesting on May 20, 2029; and (iv) 75,000 shares subject to stock options granted under the 2018 Plan to Dr. Lee, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 25,000 shares subject to stock options granted under the 2018 Plan to Dr. Lee that will not become exercisable within 60 days of April 27, 2026.

(6)	Includes: (i) 101,592 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Lapidus with 50,796 shares having vested on September 20, 2022 and 50,796 shares having vested on September 20, 2023; (ii) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Lapidus with a single vesting on May 20, 2028; (iii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Lapidus with a single vesting on May 20, 2029; and (iv) 346,500 shares subject to stock options granted under the 2018 Plan to Mr. Lapidus, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 37,500 shares subject to stock options granted under the 2018 Plan to Mr. Lapidus that will not become exercisable within 60 days of April 27, 2026.

(7)	Includes: (i) 169,320 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Cox with a single vesting date of May 20, 2027; (ii) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Cox with a single vesting on May 20, 2028; (iii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Cox with a single vesting on May 20, 2029; and (iv) 346,500 shares subject to stock options granted under the 2018 Plan to Dr. Cox, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 37,500 shares subject to stock options granted under the 2018 Plan to Dr. Cox that will not become exercisable within 60 days of April 27, 2026.

(8)	Includes: (i) 84,660 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Sparks with a single vesting date of May 20, 2027; (ii) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Sparks with a single vesting on May 20, 2028; (iii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Sparks with a single vesting on May 20, 2029; and (iv) 346,500 shares subject to stock options granted under the 2018 Plan to Mr. Sparks, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 37,500 shares subject to stock options granted under the 2018 Plan to Mr. Sparks that will not become exercisable within 60 days of April 27, 2026.

(9)	Includes: (i) 84,660 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Sokolov with a single vesting date of May 20, 2027; (ii) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Sokolov with a single vesting on May 20, 2028; (iii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Dr. Sokolov with a single vesting on May 20, 2029; and (iv) 346,500 shares subject to stock options granted under the 2018 Plan to Dr. Sokolov, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 37,500 shares subject to stock options granted under the 2018 Plan to Dr. Sokolov that will not become exercisable within 60 days of April 27, 2026.

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(10)	Includes: (i) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Ms. White with a single vesting on May 20, 2028; (ii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Ms. White with a single vesting on May 20, 2029; and (ii) 367,500 shares subject to stock options granted under the 2018 Plan to Ms. White, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 37,500 shares subject to stock options granted under the 2018 Plan to Ms. White that will not become exercisable within 60 days of April 27, 2026.

(11)	Includes: (i) 552,643 shares held by Mr. Matheis; (ii) 112,800 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Matheis with a single vesting on May 20, 2028; (iii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Matheis with a single vesting on May 20, 2029; and (iv) 161,000 shares subject to stock options granted under the 2018 Plan to Mr. Matheis, that are currently exercisable, or will become exercisable within 60 days of April 27, 2026. Excluded from the beneficial ownership amount is 80,500 shares subject to stock options granted under the 2018 Plan to Mr. Matheis that will not become exercisable within 60 days of April 27, 2026.

(12)	Includes: (i) 47,857 shares held by Mr. Palumbo and (ii) 123,000 shares subject to a restricted stock award granted under the 2018 Plan to Mr. Palumbo with a single vesting on May 20, 2029. Excluded from the beneficial ownership amount is 215,000 shares subject to stock options granted under the 2018 Plan to Mr. Palumbo that will not become exercisable within 60 days of April 27, 2026.

(13)	Dr. Aklog is Chairman and Chief Executive Officer of PAVmed. The beneficial ownership of Dr. Aklog excludes the shares of the Company’s common stock beneficially owned by PAVmed. It also excludes 18,556,298 shares of common stock held by certain officers and shareholders of the Company over which a voting proxy has been granted to PAVmed. This amount includes 300,000 shares of the Company’s common stock that PAVmed has agreed to transfer to the holder of its convertible debt upon maturity thereof (subject to acceleration under certain circumstances).

Equity Compensation Plans

As of December 31, 2025, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,749,342	$1.71	1,461,783	(1)
Equity compensation plans not approved by security holders	523,300	$0.46	—
Total	10,272,642	$1.62	1,461,783	(2)

(1)	Represents 557,412 shares of common stock available for issuance under the 2018 Plan and 904,371 shares of common stock available for issuance under the ESPP, each as of December 31, 2025.

(2)	Subsequent to December 31, 2025, through April 27, 2026:

●	the number of shares of common stock authorized for issuance under the 2018 Plan was increased by 8,260,980, and the number of shares of common stock authorized for issuance under the ESPP was increased by 1,000,000;

●	stock options to purchase 2,228,500 shares of common stock and restricted stock awards covering 5,746,000 were granted to the Company’s non-employee directors and certain of the Company’s executive officers and non-executive employees (including newly hired employees) pursuant to the 2018 Plan; and

●	242,284 shares of common stock that were issued pursuant to the ESPP.

43

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since January 1, 2024 in which the Company has been a participant and the amount involved exceeds the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, holders of more than 5% of its voting securities, or affiliates of the foregoing, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Compensation arrangements for the Company’s directors and named executive officers are described above under “Executive Compensation.”

Relationship with PAVmed

As a subsidiary of PAVmed, in the ordinary course of the Company’s business, the Company has received various management, technical and administrative services provided by PAVmed, including tax, accounting, treasury, legal, human resources, compliance, insurance, sales, and marketing services. PAVmed has also provided the Company with the services of a number of its executives and employees.

Parent Company

As of April 27, 2026, PAVmed had voting control over 25.5% of the Company’s outstanding common stock that may be voted at the Annual Meeting. As the largest shareholder, PAVmed will be able to significant influence over the election of the members of the Board. Similarly, PAVmed will have significant influence over matters submitted to a vote of the Company’s stockholders and over any change in control of the Company. As a result, PAVmed’s interest may discourage a change of control that other holders of the Company’s stock may favor.

Management Services Agreement

Since the Company’s inception, the Company’s business has been operated through an entity separate from PAVmed. However, the Company is party to a management services agreement with PAVmed. Under the management services agreement, PAVmed provides management and oversight of the Company’s activities relating to research and development for the EsoGuard and EsoCheck products; regulatory matters concerning the EsoGuard and EsoCheck products; manufacturing, marketing, and commercialization of the EsoGuard and EsoCheck products; financial and accounting matters; and legal matters. PAVmed also provides senior management oversight and makes its office space available to the Company under the agreement. PAVmed agreed to cause certain of its employees to devote as much of their professional time and attention as is reasonably necessary to perform the services described in the management services agreement.

The amount that the Company pays to PAVmed under the management services agreement relates to the amount of PAVmed resources dedicated to the Company’s activities, including an unspecified portion of the compensation to the executive officers and employees it makes available to the Company, and over time the business focus and consequently the type of costs incurred changed from engineering and product development to clinical trial efforts and commercial activities. The Company pays a monthly fee to PAVmed for services under the management services agreement. As of January 1, 2024, such monthly fee was $833,333. The fee was increased to $1,050,000 as of July 1, 2024. The fee was further increased for one month, December 2025, to $2,277,000, in order to cover certain PAVmed employee-related costs in respect of services performed by such employees for the benefit of the Company. In addition, effective as of July 1, 2022, the parties agreed that PAVmed may elect to receive payment of the monthly fee in cash or in shares of the Company’s common stock, with such shares valued at the volume weighted average price during the final ten trading days of the applicable month (subject to a floor price of $0.70 per share and subject to a maximum number of shares as set forth in the agreement, which maximum number of shares was reset by an amendment to the agreement that was dated as of March 22, 2024). The Company paid or accrued a total of approximately $13.8 million and $11.3 million in the years ended December 31, 2025 and 2024, respectively under the management services agreement.

44

The term of the management services agreement continues until such time as the Board determines. The Company expects to continue to use PAVmed’s services under the management services agreement until such time as the Board determines it would be in the Company’s best interest to engage a dedicated management team. The Company believes this shared services arrangement is more cost-effective to the Company, because it provides economies of scale and permits the Company to focus its infrastructure and resources on the pillars of its growth strategy – expanding commercialization and its clinical evidence base.

Payroll and Benefit-Related Expense Reimbursement Agreement

On November 30, 2022, PAVmed and the Company entered into a payroll and benefit expense reimbursement agreement (the “PBERA”). Historically, PAVmed had paid for certain payroll and benefit-related expenses in respect of the Company’s personnel on behalf of the Company, and the Company had reimbursed PAVmed for the same. Pursuant to the PBERA, PAVmed agreed to continue to pay such expenses, and the Company agreed to continue to reimburse PAVmed for the same. The PBERA further provided that the expenses would be reimbursed on a quarterly basis or at such other frequency as the parties may determine, in cash or, subject to approval by the board of directors of each of PAVmed and the Company, in shares of the Company’s common stock, with such shares valued at the volume weighted average price of such stock during the final ten trading days preceding the later of the two dates on which such stock issuance is approved by the board of directors of each of PAVmed and the Company (subject to a floor price of $0.40 per share), or in a combination of cash and shares. However, in no event would the Company issue any shares of its common stock to PAVmed in satisfaction of all or any portion of the expenses if the issuance of such shares of its common stock would exceed the maximum number of shares of common stock that the Company may issue under the rules or regulations of Nasdaq, unless the Company obtained the approval of its stockholders as required by the applicable rules of Nasdaq for issuances of shares of its common stock in excess of such amount. In the years ended December 31, 2025 and 2024, the Company incurred a total of approximately $1.9 million and $2.0 million, respectively, of payroll and benefit-related expenses payable to PAVmed.

IP Matters

On September 27, 2024, the Company entered into an Assignment of Patent Rights with PAVmed, pursuant to which PAVmed assigned certain patent rights to the Company related to the EsoCheck device. In consideration of the assignment the Company paid PAVmed a $350,000 assignment fee.

Expense Reimbursements

The Company will reimburse its management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

Related Party Policy

The Company’s Code of Ethics requires that the Company avoid, wherever possible, all transactions that could result in actual or potential conflicts of interests, which includes related party transactions, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). More generally, a conflict of interest situation may arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest generally may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

All future and ongoing related party transactions will require prior review and approval by the audit committee, which will have access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction without the approval of the audit committee. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

45

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2027 annual meeting of stockholders on or around June 16, 2027. A proposal that a stockholder intends to present at the 2027 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than December 31, 2026. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2027 annual meeting of stockholders, this notice must be received no earlier than March 18, 2027 and no later than April 17, 2027. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, Lucid Diagnostics Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials at no charge, please notify your broker, bank or other nominee, if you are a beneficial owner, or direct a request to the Company, if you are a holder of record. Holders of record may make send a request in writing to Lucid Diagnostics Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017, or may make a request by telephone at (917) 813-1828. The Company undertakes to deliver promptly, upon any such written or verbal request, a separate copy of the Company’s proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

Lucid Diagnostics Inc.

360 Madison Avenue, 25th Floor

New York, New York 10017

Attention: Secretary

Dated April 30, 2026

46

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LUCID DIAGNOSTICS INC.

Pursuant to Section 242 of the

General Corporation Law of Delaware

The undersigned Chairman and Chief Executive Officer of Lucid Diagnostics Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is Lucid Diagnostics Inc.

SECOND: The certificate of incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 420,000,000 of which 400,000,000 shares shall be Common Stock of the par value of $.001 per share and 20,000,000 shares shall be Preferred Stock of the par value of $.001 per share.”

THIRD: The foregoing amendment to the Corporation’s certificate of incorporation was duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [●] day of [●], 202[●].

Lishan Aklog, M.D.
Chairman and Chief Executive Officer

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

LUCID DIAGNOSTICS INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 23, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/luciddx/2026.**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2 AND 3.

1. Election of Class B Directors

(1) James L. Cox, M.D.
(2) John R. Palumbo
(3) Ronald M. Sparks

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

The Company's Proxy Statement and Annual Report on Form 10-K are available at https://www.cstproxy.com/luciddx/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

LUCID DIAGNOSTICS INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of LUCID DIAGNOSTICS INC. held of record by the undersigned at the close of business on APRIL 27, 2026 at the Annual Meeting of Stockholders of LUCID DIAGNOSTICS INC. to be held on JUNE 24, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE DIRECTORS LISTED HEREIN, IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)